To the Stockholders

F

or the year ended December 31, 2002, Seligman Select Municipal Fund posted a total return of 10.85% based on market price and 11.84% based on net asset value. The Fund’s annual distribution rate, based on the current monthly dividend and market price at December 31, 2002, was 6.41%. This is equivalent to a taxable yield of 10.44%, based on the maximum federal tax bracket of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.28% to 1.75%.

In contrast to the stock market, which suffered its third consecutive year of negative returns, the municipal bond market performed well in 2002, despite the growing fiscal woes of many states and municipalities. Volatility in the equity market again caused investors to seek the relative stability of municipal and other higher-quality bonds. Interest rates remained at historic lows, prompting heavy municipal issuance of both new credits and refunding bonds. Fortunately, this increased supply was matched by continued healthy demand.

Hopes were high at the beginning of 2002 that the US economic recovery would be robust. However, a series of accounting scandals sent the stock market plunging, and doubts emerged about the strength of the economic rebound. On November 6, the Federal Reserve Board lowered interest rates 50 basis points in an effort to build confidence. Ultimately, economic reports painted a brightening picture for the economy. Most economists predict the recovery will continue, although it may be slow. Additional fiscal stimulus legislation is being contemplated and should aid the recovery.

A growing economy would greatly assist states and municipalities as they grapple with budget deficits, lower tax revenues, and increased demand for services. Over the near term we think many will continue to struggle, employing a combination of spending cuts and tax increases to help close budget gaps. In the meantime, the Fund will continue to rigorously research all municipal credits considered for inclusion in the portfolio. At least 80% of the Fund’s portfolio must be invested in Aaa/AAA rated bonds, most of which are insured.

We are pleased to report that on November 21, 2002, the Fund’s Board of Directors voted to increase the monthly common stock dividend to $0.0575 per share, effective December 2002. This represents a 4.5% increase in the amount of the monthly dividend previously paid to Common Stockholders.

We thank you for your support of Seligman Select Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund’s performance history and audited financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 7, 2003

Interview With Your Portfolio Manager, Thomas G. Moles

What economic and market factors affected Seligman Select Municipal Fund during 2002?

     The optimistic outlook for the economy that prevailed at the start of 2002 gave way to concern that growth would be less robust than the strong first-quarter GDP report suggested. Diminished expectations for the recovery prompted a bond market rally that drove interest rates sharply lower throughout the second and third quarters, exacerbated by rapidly declining stock prices and heightened geopolitical concerns. By early October, long-term municipal yields had fallen to the lowest level in 34 years. The rally ended abruptly in response to encouraging economic news and an improving stock market. Yields briefly spiked higher before settling into a narrow trading range for the balance of the year. Over the 12-month period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index (BBI-20), declined by approximately 47 points, resulting in positive investment returns for Seligman Select Municipal Fund.

     For most of the past year, nominal yields on long-term municipal bonds have exceeded yields on the 10-year Treasury bond. During the bond market rally, the decline in Treasury yields outpaced the decline in municipal yields. As a result, the ratio of municipal yields to 10-year Treasury yields rose to a record high, making municipal bonds, in our view, an exceptionally attractive investment.

     The low interest rate environment of the past year sparked a significant increase in municipal issuance. New issue volume in 2002 rose to a new high of $357 billion, surpassing the previous record set in 1993. Typically, issuance among the different states varies widely. Among the larger state issuers, New York’s volume surged 177%, while Michigan’s issuance fell 4%. Supply disparities often create opportunities for national funds, like Select Municipal Fund, to enhance relative value. Despite record-breaking issuance and historically low yields, demand for municipal bonds has, overall, kept pace with the heavy supply. The renewed interest in municipal securities, primarily the result of a flight to quality by risk-averse investors, has been a significant force in the municipal market.

     States and municipalities continue to experience severe budget deficits as a result of sharp declines in tax revenues and growing demand for services. Since the start of the recession, many states have been relying on budget surpluses and non-recurring sources of revenue to close the gap. However, sluggish economic growth in 2002 led to further credit deterioration despite states’ efforts to reduce budget outlays. To date, elected officials have largely avoided resorting to income tax increases. As other alternatives for achieving structure balance are exhausted, however, tax increases will need to be enacted.

What was your investment strategy during this time?

     During 2002, the Fund was positioned to benefit from a relatively stable interest rate environment. Investments continue to be concentrated in long-term bonds due to the steeply sloped municipal yield curve. The Fund is required to maintain a minimum of 80% of the portfolio in Aaa/AAA rated municipal bonds. At year-end, 85% of Fund holdings were rated Aaa/AAA, the majority due to municipal bond insurance. The Fund’s emphasis on insured bonds has helped to insulate it from the negative effects of the recent recession. Nevertheless, it is our policy to require

A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.

Interview With Your Portfolio Manager, Thomas G. Moles

that all portfolio holdings meet our credit criteria, regardless of insurance coverage. We perform in-depth credit analysis on every bond we purchase and continually monitor holdings for signs of deterioration in creditworthiness.

     Over the past year, we continued with our ongoing efforts to improve the near-term call protection of the Fund. By limiting the percentage of bonds callable in any given year, we can better manage the Fund’s dividend distributions. The Fund has no optional call exposure in 2003 and a modest call risk in 2004.

What is your outlook?

     We will continue to position the Fund’s portfolio to benefit from an extended period of modest economic growth and stable long-term interest rates. A steady improvement in stock market performance could elicit a modest increase in municipal yields as investors reallocate assets into equities. However, given the relative attractiveness of municipal bonds in comparison to taxable bonds, we believe municipal bonds would likely outperform taxable bonds in a rising yield environment.

     The nation’s states, cities and municipalities face considerable challenges in the year ahead. Credit trends are currently negative and downgrades are expected to accelerate going forward. A meaningful improvement in municipal finances will take time, particularly for credits with limited revenue-generating flexibility. Nevertheless, we remain optimistic on the long-term prospects for the municipal market. Historically, municipal bonds have been second only to US government bonds in terms of safety. That distinction is unlikely to change despite the current difficulties confronting municipal credits.

Investment Results For Common Stock

TOTAL RETURNS*
For Periods Ended December 31, 2002

		Average Annua

	Three Month	One Year	Five Years	Ten Years

Market Price**	(0.95)%	10.85%	1.49%	5.64%
Net Asset Value**	(0.02)%	11.84%	6.59%	7.19%

PRICE PER SHARE

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001

Market Price	$10.76	$11.04	$10.68	$10.15	$10.32
Net Asset Value	12.16	12.36	11.78	11.46	11.56

DIVIDEND AND CAPITAL GAINS INFORMATION PER SHARE
For the Year Ended December 31, 2002

	Capital Gain

Dividends Paid†	Paid	Realized	Unrealized

$0.643	$0.007	$0.005	$1.046††

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on the current monthly dividend and market price at December 31, 2002, was 6.41%, which is equivalent to a taxable yield of 10.44% based on the maximum federal tax rate of 38.6%. The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares.
†

Preferred Stockholders were paid dividends at annual rates ranging from 1.28% to 1.75%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 2002.

Portfolio of Investments	December 31, 2002

State#	Face Amount	Municipal Bonds	Ratings Moody’s/S&P	Market Value

Alabama — 9.4%	$10,000,000	Jefferson County Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039	Aaa/AAA	$10,102,400
	5,000,000	McIntosh Industrial Development Board, Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	A2/A	5,001,250
Alaska — 1.7%	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa/AAA	2,793,240
California — 23.7%	9,130,000	California Pollution Control Financing Authority Sewage and Solid Waste Disposal Facilities Rev. (Anheuser-Busch Project), 5.75% due 12/1/2030*	A1/A+	9,489,265
	4,100,000	Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.75% due 1/15/2040	Baa3/BBB–	4,177,982
	4,000,000	San Diego Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa/AAA	4,054,400
	5,700,000	San Diego Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa/AAA	5,777,520
	10,000,000	San Francisco City and County Airports Commission Rev. (International Airport), 6.30% due 5/1/2025*	Aaa/AAA	10,653,100
	4,000,000	San Joaquin Hills Transportation Corridor Agency Rev. (Orange County Senior Lien Toll Road), 6.75% due 1/1/2032ø	Aaa/AAA	4,080,000
Georgia — 5.0%	7,695,000	Georgia Housing and Finance Authority Rev. (Single Family Mortgage), 6.10% due 6/1/2031*	Aa2/AAA	8,080,289
Illinois — 4.9%	7,500,000	Chicago GOs, 5.50% due 1/1/2040	Aaa/AAA	7,884,300
Louisiana — 5.8%	7,580,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012†	NR/AAA	9,423,229
Massachusetts — 5.7%	4,000,000	Massachusetts Bay Transportation Authority General Transportation System Rev., 5.625% due 3/1/2026ø	Aaa/AAA	4,506,200
	4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa/AAA	4,712,760
Michigan— 1.3%	2,000,000	Kalamazoo Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.50% due 5/15/2028	Aaa/NR	2,075,120
Minnesota — 1.6%	2,500,000	Minnesota Agricultural and Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3/A–	2,659,300

See footnotes on page 7.

Portfolio of Investments (continued)

State#	Face Amount	Municipal Bonds	Ratings Moody’s/S&P	Market Value

Missouri — 3.6%	$5,620,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.50% due 3/1/2033*	NR/AAA	$5,735,716
New Jersey — 5.1%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (American Water Co. Inc.), 5.375% due 5/1/2032*	Aaa/AAA	8,299,520
New York — 13.8%	10,000,000	New York State Energy Research & Development Authority Electric Facilities Rev. (Consolidated Edison Co. NY Inc. Project), 6.10% due 8/15/2020	Aaa/AAA	11,185,200
	10,000,000	New York State Thruway Authority General Rev., 6% due 1/1/2025ø	Aaa/AAA	11,107,100
New York and New Jersey — 4.3%	6,500,000	Port Authority of New York and New Jersey (JFK International Air Terminal LLC Project Rev.), 5.75% due 12/1/2022*	Aaa/AAA	6,981,910
Ohio — 2.1%	2,895,000	Cleveland Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021ø	Aaa/AAA	3,287,880
	105,000	Cleveland Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa/AAA	113,628
Pennsylvania — 10.7%	3,000,000	Delaware County Industrial Development Authority Revenue Water Facilities (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa/AAA	3,085,380
	3,000,000	Lehigh County Industrial Development Authority Pollution Control Rev. (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029	Aaa/AAA	3,359,700
	10,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	10,864,400
South Carolina — 3.2%	5,000,000	South Carolina Ports Authority Rev., 5.30% due 7/1/2026*	Aaa/AAA	5,102,900
South Dakota — 1.1%	1,675,000	South Dakota Housing Development Authority (Homeownership Mortgage Rev.), 6.30% due 5/1/2030*	Aa1/AAA	1,768,666
Tennessee — 5.3%	8,000,000	Humphreys County Industrial Development Board Solid Waste Disposal Rev. (E.I. duPont de Nemours & Co. Project), 6.70% due 5/1/2024*	Aa3/AA–	8,499,200
Texas — 16.2%	5,000,000	Dallas–Fort Worth International Airports Rev., 5.75% due 11/1/2030*	Aaa/AAA	5,348,650
	3,000,000	Houston Airport System Rev., 5.625% due 7/1/2030*	Aaa/AAA	3,106,590
	4,000,000	Houston Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029	Aaa/AAA	4,162,360

See footnotes on page 7.

December 31, 2002

State#	Face Amount	Municipal Bonds	Ratings Moody’s/S&P	Market Value

Texas — (continued)	$5,000,000	Lower Neches Valley Authority Industrial Development Corp. Sewer Facilities Rev. (Mobil Oil Refining Corp. Project), 6.40% due 3/1/2030*	Aaa/AAA	$5,256,800
	7,500,000	Matagorda County Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa/AAA	8,232,525
Virginia — 2.1%	5,000,000	Pocahontas Parkway Association Toll Road Rev. (Route 895 Connector), 5.50% due 8/15/2028	Baa3/BB	3,443,850
Washington — 13.6%	4,795,000	Chelan County Public Utility District No. 001 (Chelan Hydro Consolidated System Rev.), 6.25% due 7/1/2017*	Aaa/AAA	5,428,132
	5,000,000	Chelan County Public Utility District No. 001 (Chelan Hydro Consolidated System Rev.), 6.35% due 7/1/2028*	Aaa/AAA	5,636,100
	10,000,000	King County Sewer GOs, 6.125% due 1/1/2033	Aaa/AAA	10,972,000

Total Municipal Bonds (Cost $212,566,209) — 140.2%				226,448,562
Variable Rate Demand Notes (Cost $6,400,000) — 4.0%				6,400,000
Other Assets Less Liabilities — 2.2%				3,624,585
Preferred Stock — (46.4)%				(75,000,000

Net Assets for Common Stock — 100.0%				$161,473,147

#

The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

*	Interest income earned from this security is subject to the federal alternative minimum tax.
†	Escrowed-to-maturity security.
ø	Pre-refunded security.

See Notes to Financial Statements.

Statement of Assets and Liabilities	December 31, 2002

Assets:
Investments, at value:
Long-term holdings (cost $212,566,209)	$226,448,562
Short-term holdings (cost $6,400,000)	6,400,000	$232,848,562

Cash		97,920
Interest receivable		3,645,982
Receivable for securities sold		117,108
Expenses prepaid to shareholder service agent		38,618
Other		9,718

Total Assets		236,757,908

Liabilities:
Payable to Manager		109,593
Accrued expenses and other		175,168

Total Liabilities		284,761

Preferred Stock:
Series A, $0.01 par value, liquidation preference and asset coverage per share—$100,000 and $315,298, respectively; Shares authorized, issued and outstanding—375		37,500,000
Series B, $0.01 par value, liquidation preference and asset coverage per share—$100,000 and $315,298, respectively; Shares authorized, issued and outstanding—375		37,500,000

Total Preferred Stock		75,000,000

Net Assets for Common Stock		$161,473,147

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized—49,999,250; issued and outstanding—13,277,328		$132,773
Additional paid-in capital		145,761,376
Undistributed net investment income		1,696,645
Net unrealized appreciation on investments		13,882,353

Net Assets for Common Stock		$161,473,147

Net Assets per share of Common Stock(Market Value $10.76)		$12.16

See Notes to Financial Statements.

Statement of Operations	For the Year Ended December 31, 2002

Investment Income:
Interest		$12,752,856
Expenses:
Management fee	$1,278,223
Stockholder account, transfer, and registrar services	309,936
Preferred stock remarketing fee	187,500
Auditing and legal fees	67,385
Stockholder reports and communications	64,360
Custody and related services	51,444
Stockholders’ meeting	30,982
Directors’ fees and expenses, net	18,044
Miscellaneous	11,637

Total Expenses		2,019,511

Net Investment Income		10,733,345	*
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	69,822
Net change in unrealized appreciation of investments	6,846,926

Net Gain on Investments		6,916,748

Dividends to Preferred Stockholders		(1,070,183)

Increase in Net Assets from Operations		$16,579,910

* Net investment income available for Common Stock is $9,663,162, which is net of Preferred Stock dividends of $1,070,183.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:
Net investment income	$10,733,345	$10,841,657
Net realized gain on investments	69,822	148,949
Net change in unrealized appreciation (depreciation) of investments	6,846,926	(1,689,939)
Dividends to Preferred Stockholders:
Series A (per share: $1,406.71 and $3,014.70)	(527,517)	(1,130,513)
Series B (per share: $1,447.11 and $3,066.88)	(542,666)	(1,150,080)

Increase in Net Assets from Operations	16,579,910	7,020,074

Distributions to Common Stockholders:
Net investment income (per share: $0.643 and $0.616)	(8,535,537)	(8,179,063)
Net realized long-term gain on investments:
(per share: $0.007 and $0.006)	(92,909)	(79,673)

Decrease in Net Assets from Distributions	(8,628,446)	(8,258,736)

Capital Share Transactions:
Value of shares of Common Stock issued for investment plan (46,913 and 47,276 shares)	496,070	493,504
Value of shares of Common Stock issued in payment of gain distribution (554 and 1,432 shares)	5,900	14,592
Cost of shares purchased for investment plan (45,685 and 63,273 shares)	(484,350)	(660,902)

Increase (Decrease) in Net Assets from Capital Share Transactions	17,620	(152,806)

Increase (Decrease) in Net Assets	7,969,084	(1,391,468)
Net Assets:
Beginning of year	153,504,063	154,895,531

End of Year (including undistributed net investment income of $1,696,645 and $326,327, respectively)	$161,473,147	$153,504,063

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements of Seligman Select Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums on purchases of portfolio securities.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

     The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on theirultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $4,261,960 and $5,875,000, respectively.

     At December 31, 2002, the cost of investments for federal income tax purposes was $218,658,868. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $307,341. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $15,709,144 and $1,519,450, respectively.

3. Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2002, 45,685 shares were purchased in the open market at a cost of $484,350, which represented a weighted average discount of 10.41% from the net asset value of those acquired shares. A total of 47,467 shares were issued to Plan participants during the period for proceeds of $501,970, a weighted average discount of 10.73% from the net asset value of those shares.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2002.

Notes to Financial Statements

4. Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

     Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     In accordance with Emerging Issues Task Force Topic No. D–98, “Classification and Measurement of Redeemable Securities,” effective for the current year, the Fund has reclassified its Preferred Stock outside of permanent equity in the Net Asset section of the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are now classified as a component of the “Increase (Decrease) in Net Assets from Operations” in the Statements of Operations and of Changes in Net Assets and as a component of the “Total from Investment Operations” in the Financial Highlights. Prior year amounts presented have been restated to conform to this period’s presentation. This change has no impact on the Net Assets for Common Stock of the Fund.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

5. Management Fee, Administrative Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net investment assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $247,021 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2002, of $33,706 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Financial Highlights

     The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the Fund’s operating performance, on a per Common share basis, from the net asset value at the beginning of a period to the net asset value at the end of a period, so that investors can understand what effect the individual items listed below have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

      “Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares nor do they reflect taxes investors may incur on distributions or on the sale of Fund shares.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.56	$11.65	$10.62	$12.29	$12.33

Income from Investment Operations:
Net investment income	0.81	0.82	0.85	0.87	0.90
Net realized and unrealized gain (loss) on investments.	0.52	(0.11)	1.12	(1.63)	0.15
Dividends paid from net investment incomse to Preferred Stockholders	(0.08)	(0.17)	(0.24)	(0.19)	(0.21)

Total from Investment Operations	1.25	0.54	1.73	(0.95)	0.84

Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.64)	(0.62)	(0.63)	(0.65)	(0.74)
Dividends in excess of net investment income	—	—	(0.02)	—	(0.03)
Distributions from net realized gain	(0.01)	(0.01)	(0.05)	(0.07)	(0.11)

Total Distributions to Common Stockholders	(0.65)	(0.63)	(0.70)	(0.72)	(0.88)

Net Asset Value, End of Years	$12.16	$11.56	$11.65	$10.62	$12.29

Market Value, End of Year	$10.76	$10.32	$9.875	$8.9375	$12.5625

Total Investment Return:
Based on market value	10.85%	10.85%	18.78%	(23.76)%	(3.28)%
Based on net asset value	11.84%	5.31%	17.93%	(7.42)%	6.98%
Ratios/Supplemental Data:
Ratio of expenses to average net assets*	0.87%	0.86%	0.84%	0.85%	0.88%
Ratio of expenses to average net assets for Common Stock	1.28%	1.28%	1.27%	1.26%	1.28%
Ratio of net investment income to average net assets*	4.62%	4.70%	5.09%	5.02%	5.00%
Ratio of net investment income to average net assets for Common Stock	6.82%	6.96%	7.71%	7.45%	7.29%
Portfolio turnover rate	1.90%	2.98%	11.87%	16.72%	16.85%
Net Assets for Common Stock, End of Year (000s omitted):	$161,473	$153,504	$154,896	$141,042	$163,249

* Average net assets include the value of Preferred Stock.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Stockholders,
Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 7, 2003

Dividend Investment Plan

     The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2002, the Fund purchased 45,685 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and

Dividend Investment Plan

held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2002.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

John R. Galvin (73)[2,4] Director	2000–2003; 1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.	61

Alice S. Ilchman (67)[3,4] Director	2001–2004; 1990 to Date	President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation(charitable foundation) and Director, New York Telephone Company.	61

Frank A. McPherson (69)[3,4] Director	2001–2004; 1995 to Date

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

			61

John E. Merow (73)[2,4] Director	2002–2005; 1991 to Date

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

			61

See footnotes on page 20.

Directors and Officers of the Fund
 Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

Betsy S. Michel (60)[2,4] Director	2002–2005; 1990 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).	61

Leroy C. Richie (61)[2,4] Director	2001–2004; 2000 to Date

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

			60

James Q. Riordan (75)[3,4] Director	2000–2003; 1990 to Date

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

			61

Robert L. Shafer (70)[3,4] Director	2000–2003; 1991 to Date	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).	61

James N. Whitson (67)[2,4] Director	2002–2005; 1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).	61

See footnotes on page 20.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

William C. Morris (64)*[1] Director and Chairman of the Board	2000–2003; 1989 to Date	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino (50)*[1] Director, President and Chief Executive Officer	2001–2004; Dir.: 1993 to Date; Pres.and CEO: Nov. 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.	61

Paul C Guidone (45)*1 Director	2002–2005; May 2002 to Date	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.	60

Thomas G. Moles (60) Executive Vice President and Portfolio Manager	Exec. VP: Nov. 2002 to Date; PM: 1990 to Date

Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Portfolio Manager, Seligman Quality Municipal Fund, Inc., a closed-end investment company; and Director, Seligman Advisors, Inc. and Seligman Services, Inc.

			N/A

Thomas G. Rose (45) Vice President	2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

			N/A

See footnotes on page 20.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

Lawrence P. Vogel (46) Vice President and Treasurer	VP: 1992 to Date; Treas: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

N/A

Frank J. Nasta (38) Secretary	1994 to Date

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

N/A

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
#

Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of twenty-three registered investment companies.
*

Mr. Morris, Mr. Zino and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

For More Information

Manager	Independent Auditors	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Deloitte & Touche LLP	(800) 874-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	Stockholder Service Agent	(212) 682-7600	Outside the United States
www.seligman.com	Seligman Data Corp.
	100 Park Avenue	(800) 622-4597	24-Hour Automated
General Counsel	New York, NY 10017		Telephone Access
Sullivan & Cromwell LLP	www.seligman.com		Service